Fifth Third Bancorp 2Q18 Earnings Presentation July 19, 2018 Refer to earnings release dated July 19, 2018 for further information. Exhibit 99.2

FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval of the merger by MB Financial, Inc.’s stockholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes use non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide GAAP reconciliations for non-GAAP financial measures in a later slide in this presentation, which is also available in the investor relations section of our website, www.53.com. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 31 and 32 of our earnings release. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, Fifth Third Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes the Proxy Statement of MB Financial, Inc. and a Prospectus of Fifth Third Bancorp, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Fifth Third Bancorp and MB Financial, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Fifth Third Bancorp at ir.53.com or from MB Financial, Inc. by accessing MB Financial, Inc.’s website at investor.mbfinancial.com.   Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Fifth Third Investor Relations at Fifth Third Investor Relations, MD 1090QC, 38 Fountain Square Plaza, Cincinnati, OH 45263, by calling (866) 670-0468, or by sending an e-mail to ir@53.com or to MB Financial, Attention: Corporate Secretary, at 6111 North River Road, Rosemont, Illinois 60018, by calling (847) 653-1992 or by sending an e-mail to dkoros@mbfinancial.com. Fifth Third Bancorp and MB Financial, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MB Financial, Inc. in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding Fifth Third Bancorp’s directors and executive officers is contained in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 6, 2018, which are filed with the SEC. Information regarding MB Financial, Inc.’s directors and executive officers is contained in its Proxy Statement on Schedule 14A filed with the SEC on April 3, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

2Q18 highlights

- Announced acquisition of Chicago-based MB Financial
- Developed three year branch optimization plan to re-allocate 100-125 branches to higher growth markets
- Implemented workforce reduction plan with estimated annualized savings of approximately $80MM
- NIM[1] up 20 bps YoY, and up 3 bps QoQ
- Net interest income[1] up 8% YoY, and up 3% QoQ
- Adjusted ROA[2] of 1.33% up 26 bps YoY; adjusted ROTCE[2] of 14.6% up 370 bps YoY
- Significant improvement in key credit metrics
- Continued progress toward long-term financial goals

	Reported	Adjusted[2]
EPS	$0.80	$0.63
ROA	1.66%	1.33%
ROTCE	18.4%	14.6%
NIM[1]	3.21%	3.21%
Efficiency ratio[1]	58.7%	63.4% *60.4% excluding LIH*

- NCO ratio: 0.41%
- NPA ratio: 0.52%
- Criticized asset ratio[3]: 3.87%

[1]Fully taxable equivalent; [2]For adjusted EPS: see reconciliation on page 4 of this presentation, for other Non-GAAP measures: see reconciliation on pages 25 and 26 of this presentation and use of non-GAAP measures on pages 31 and 32 of the earnings release;[3]Commercial criticized assets as a percentage of total commercial loans excluding HFS

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2Q18 in review

	2Q18	Seq. Δ	YoY Δ
Average balances			
($ in millions)			
Total loans & leases (ex. HFS)	$92,557	-	1%
Core deposits	$101,592	1%	2%
Income statement data			
($ in millions)			
Net interest income (FTE)[1]	1,024	3%	8%
Provision for loan & lease losses	33	43%	(37%)
Noninterest income	743	(18%)	32%
Noninterest expense	1,037	(1%)	8%
Net income attributable to Bancorp	$586	(17%)	60%
Net income available to common shareholders	$563	(18%)	64%
Financial ratios			
Earnings per share, diluted	$0.80	(18%)	78%
Net interest margin (FTE)[1]	3.21%	3bps	20bps
Efficiency ratio (FTE)[1]	58.7%	390bps	(470bps)
Return on average assets	1.66%	(36bps)	61bps
Return on average common equity	15.3%	(330bps)	630bps
Return on average tangible common equity[1]	18.4%	(400bps)	770bps

Items included in 2Q18 results had a net positive $0.17 EPS impact:

- $205MM pre-tax (~$162MM after-tax[2]) gain related to the sale of Worldpay, Inc ("Worldpay") shares
- $30MM pre-tax (~$24MM after-tax[2]) charge related to branch optimization efforts
- $19MM pre-tax (~$15MM after-tax[2]) compensation expense primarily related to previously announced staffing review
- $11MM pre-tax (~$9MM after-tax[2]) gain related to our ownership stake in GreenSky
- $10MM pre-tax (~$8MM after-tax[2]) charge related to the valuation of the Visa total return swap
- $10MM pre-tax (~$8MM after-tax[2]) contribution to the Fifth Third Foundation

[1]Non-GAAP measure: see reconciliation on pages 25 and 26 of this presentation and use of non-GAAP measures on pages 31 and 32 of the earnings release;
[2]Assumes a 21% tax rate

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Balance sheet

Loan & lease balances



$ billions
Avg 1% YoY
$92.0
$91.9
$92.3
$92.3
$92.6
2Q17
3Q17
4Q17
1Q18
2Q18
Average portfolio loan & lease balances

- Commercial up 1% vs. 1Q18; up 1% YoY
- Consumer down 1% vs. 1Q18; flat YoY (flat vs 1Q18; up 2% YOY when excluding auto)

Securities[1] and short-term investments



$ billions
Avg 4% YoY
$32.7
$32.8
$32.8
$33.7
$34.1
$31.3
$31.4
$31.3
$32.2
$32.6
2Q17
3Q17
4Q17
1Q18
2Q18
Average securities[1]
Short-term investments

- Average securities up 1% vs. 1Q18; up 4% YoY
- Opportunistically invested at attractive entry points given market dynamics

Core deposit balances



$ billions
Avg 2% YoY
$99.6
$98.6
$100.2
$100.9
$101.6
92%
93%
92%
92%
91%
$95.8
$94.9
$96.5
$97.0
$97.6
2Q17
3Q17
4Q17
1Q18
2Q18
Transaction
Other time
Loan-to-core deposit ratio

- Transaction deposits up 1% vs. 1Q18; up 2% YoY
  - Consumer up 2% sequentially; Commercial down 1%
- Average loan-to-core deposit ratio of 91%

Current Outlook

(end of period, incl. HFS)

- **Commercial loans & leases:** **3Q18:** up ~3% vs. 2Q18 **FY 2018:** up ~4% vs. FY 2017
- **Consumer loans & leases:** **3Q18:** flat vs. 2Q18 **FY 2018:** up ~1% vs. FY 2017 *(up ~2% excluding Auto)*

[1]Available-for-sale debt and other securities at amortized cost; previous disclosures included available-for-sale equity securities which are now disclosed separately in the financial results

See forward looking statements on page 2

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Net interest income[1]

NII and NIM (FTE)



$ millions
$990
$945
3.01%
3.01%
$977
3.07%
3.07%
$963
3.10%
3.02%
$999
3.18%
3.18%
$1,024
3.21%
3.21%
2Q17
3Q17
4Q17
1Q18
2Q18
NII
Adjusted NII
NIM
Adjusted NIM

Current outlook

- **Q3 2018:**
  - **NII** ~$1.040BN
  - **NIM** flat vs. 2Q18 (including a 2 bps negative impact of day count)
- **FY 2018:**
  - **NII** ~$4.12BN
  - **NIM** of 3.20 - 3.22% with one more rate hike in September

2Q18 vs. 1Q18

- NII up $25 million, or 3%
- NIM up 3 bps
- NII and NIM performance drivers:
  - Market rates ($16MM, +5 bps)
  - Growth in higher yielding commercial loans ($5MM, +1 bp)
  - Day count ($7MM, -2 bps)
  - Commercial deposit balance shift to interest bearing accounts ($4MM, -1 bp)

2Q18 vs. 2Q17

- NII up $79 million, or 8%
- NIM up 20 bps
- NII and NIM performance drivers:
  - Higher short-term market rates
  - Increased mix of higher yielding commercial and consumer loans

[1]Net interest income (NII) and net interest margin (NIM) are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 25 and 26 of this presentation and use of non-GAAP measures on pages 31 and 32 of the earnings release

See forward-looking statements on page 2

© Fifth Third Bancorp | All Rights Reserved

6

Noninterest income 2Q18 vs. 1Q18 2Q18 vs. 2Q17 Adjusted noninterest income1 up $14 million, or 3% Performance drivers: Corporate banking revenue growth driven by strong, broad-based capital markets revenue growth Highest capital markets revenue in history of Bank Higher card and processing revenue Adjusted noninterest income1 down $6 million, or 1% Performance drivers: Lower Worldpay equity method income Weakness in mortgage banking revenue Partially offset by record corporate banking revenue 1Non-GAAP measure: see reconciliation on pages 25 and 26 of this presentation and use of non-GAAP measures on pages 31 and 32 of the earnings release See forward-looking statements on page 2 Noninterest income $ millions 1 Current outlook Current outlook Q3 2018: ~$600MM, despite continued weakness in mortgage FY 2018: ~$2.35BN adjusted noninterest income1 (which excludes Worldpay gains and other non-core items)

Noninterest expense 2Q18 vs. 1Q18 Current outlook 2Q18 vs. 2Q17 Adjusted noninterest expense1 down 3% Performance drivers: Seasonally lower compensation-related expenses Ongoing discipline in managing expenses throughout the company Adjusted noninterest expense1 up 5% Performance drivers: Higher base compensation, including impact from recent acquisitions Increase in technology and communications expense 1Non-GAAP measure: see reconciliation on pages 25 and 26 of this presentation and use of non-GAAP measures on pages 31 and 32 of the earnings release See forward-looking statements on page 2 Noninterest expense $ millions Q3 2018: Down ~1% from reported 2Q18 FY 2018: $4.0 - 4.1BN adjusted expense1 range 1

Credit quality overview 1Excludes HFS loans; 2Commercial criticized assets as a percentage of total commercial loans excluding HFS See forward-looking statements on page 2 Current Outlook Provision reflective of loan growth 2H18 net charge-offs expected to be below 1H18 Net charge-offs of 0.41%, up 13 bps from 2Q17; up 5 bps from 1Q18 Commercial net charge-offs up 13 bps sequentially Consumer net charge-offs seasonally down 8 bps sequentially NPA ratio of 0.52%, down 20 bps from 2Q17; down 3 bps from 1Q18 Nonperforming assets and nonperforming loans at 11+ year lows Criticized asset ratio down 163 bps from 2Q17; down 96 bps from 1Q18 Criticized asset ratio at the lowest level in ~20 years Nonperforming assets1 Net charge-offs Criticized assets2 $ millions $ millions

Strong capital and liquidity position 1Current period regulatory capital ratio is estimated Common Equity Tier 1 ratio (Basel III)1 Modified LCR CET1 ratio of 10.9%, up 9 bps sequentially and up 28 bps YoY; Worldpay sale increased CET1 by 16 bps Continue to expect migration towards 9.5% CET1 ratio Initiated share repurchase of $235MM or 6.4MM shares; settled forward contract to repurchase additional 1.2MM shares Raised common dividend to $0.18 CCAR 2018 non-objection for 33% increase to quarterly common dividend and 42% increase in share repurchases compared to last years capital plan Ability to repurchase shares using proceeds from recently-executed Worldpay gain ($162MM after-tax)

Thoughtful reduction in Worldpay stake

- Recognized nearly $6BN in gains since the joint venture and distributed a significant amount of capital to shareholders
- Generated $205MM pre-tax gain from partial share of Worldpay ownership
  - Currently own ~3.3% of global company
  - TRA revenue generated from sale expected to partially offset noninterest income reduction from sale in 2019 and beyond
- Current market value of ownership stake of ~$840MM
- Continue to account for ownership under the equity method of accounting

Vantiv/Worldpay ownership and monetized gains



49%
~$6BN
3.3%
2010
2011
2012
2013
2014
2015
2016
2017
Current
Fifth Third ownership
Cumulative gains

Worldpay TRA revenue forecast[1]

($ MM pre-tax expected to be recognized in the fourth quarter of each year shown below; the realized cash - and therefore potential share repurchase capacity – would not occur until the following quarter)

Total gross TRA over next 15+ years



868
260
608
20
7
29
14
31
14
33
2018
2019
2020
2021
Future Potential TRA payment[2]
Existing TRA payment

[1]Assumes Worldpay has sufficient U.S. taxable income to utilized the TRA-related deductions, and assumes a 21% federal tax rate
[2]Assumes remaining units are exchanged at $82.06 per unit on 7/2/18.

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Current outlook

Loans & leases *(end of period, incl. HFS)*	• **FY 2018:** Commercial up ~4%; Consumer up ~1% (~2% ex. Auto)
NII (FTE)[1]	• **Q3 2018:** ~$1.040BN • **FY 2018:** ~$4.12BN with September 2018 rate hike
NIM (FTE)[1]	• **Q3 2018:** flat vs. 2Q18 • **FY 2018:** 3.20 - 3.22% with September 2018 rate hike
Noninterest income	• **Q3 2018:** ~$600MM • **FY 2018:** ~$2.35BN adjusted noninterest income[1]
Noninterest expense	• **Q3 2018:** down ~1% vs. reported 2Q18 • **FY 2018:** $4.0 - 4.1BN adjusted expense[1] range
Effective tax rate	• **FY 2018:** 16.0 - 16.5%, including the impact from the Worldpay step-up and sale gains • **Run-rate beyond 2018:** 15.5 - 16.0%
Credit items	• Provision reflective of loan growth • 2H18 net charge-offs expected to be below 1H18

Outlook as of July 19, 2018;
please see cautionary statement on page 2 regarding forward-looking statements

[1]Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 31 and 32 of the earnings release.

Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential Worldpay gains or losses, future capital actions, or changes in regulatory accounting guidance

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NorthStar work to be substantially complete by 4Q18

Focus	Already completed or launched...	...expected by 4Q18
Personal Lending	• GreenSky • Consumer credit optimization • Digital personal lending enhancements	• **n/a - complete**
Household Growth	• Enhanced marketing analytics • Virtual advisor	• **n/a - complete**
Mortgage	• LOS upgrade • MSR acquisitions	• **n/a - complete**
Middle Market, Specialty Lending / Industry Verticals	• Process redesign (CCEI) • Market expansion • FIG vertical rollout, Solar center of excellence	• Environmental services center of excellence • Full roll-out of analytical enhancements
Capital Markets	• Financial risk management platform upgrade (Vision 2020) • Advisory business expansion (incl. Coker Capital)	• Credit optimization program • Iris relationship manager portal
Insurance	• Epic Insurance/Integrity • R.G. McGraw	• **n/a - complete**
Wholesale Payments	• Managed payables platform • Fintech partnerships	• Real-time payments
Consumer Payments	• Advanced analytical capabilities • Refreshed and more competitive card products	• Secured card graduation program • Online secured card application
Wealth & Asset Management	• OptiFi robo-advisor platform • Retirement Corporation of America	• **n/a - complete**
Balance Sheet Optimization	• $5BN in commercial exits that did not fit risk/return profile • Reduced auto originations	• **n/a - complete**

FY 2020 targets:

(including MB Financial)

ROTCE: 18%+ **ROA: 1.55 – 1.65%** **Efficiency: low 50s** *(excluding LIH expense)*

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See forward-looking statements on page 2
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Additional initiatives to further improve profitability and achieve long term financial success

Branch network optimization

- Leveraged geospatial information sciences to evaluate our branch network
- Planning closures in slower-growth areas and openings in higher-growth markets
- ~100-125 openings and ~100-125 closings over next 36 months
- No meaningful expense savings expected from closures; benefits expected to be realized through significant household, deposit, and revenue growth over time

Expense management

- Eliminated non-revenue producing roles during the quarter
- Expect ~$80MM in annualized pre-tax savings to be fully implemented beginning 1Q19
- Identified ~$20MM in annualized pre-tax savings as part of ongoing review of vendor spend
- Continuous improvement program focused on maintaining expense discipline

Positioning the company for long-term success well beyond NorthStar horizon

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MB acquisition financial update

Consideration & pricing[1]

- 1.450 FITB shares and $5.54 of cash per MBFI share
- $49.39 of total consideration per MB Financial share (~90% stock / ~10% cash)
  - Total consideration of ~$4.2BN
- 8.8x P / 2019E EPS with fully phased-in cost savings, 15.0x P / 2019E EPS excluding cost savings
- 2.51x P / TBV

Substantial cost synergies

- Continue to expect fully phased-in expense synergies of ~$255MM pre-tax
  - Represents ~30% of 2019 Fifth Third Chicago and MB expenses
  - 50% in year 1; 100% in year 2
- No changes to restructuring costs, credit mark, or CDI assumptions

Identified revenue synergies

- $60 - 75MM revenue synergies identified (pre-tax, net of expenses) that were not included in deal model
- Expect benefits to ramp up over 3 year period
  - Business Banking
  - ABL/Specialty/Equipment Finance
  - Middle Market
  - Wealth Management
  - Consumer household growth

Compelling strategic & financial opportunity

- Excluding revenue synergies, transaction expected to improve:
  - ROA by ~12 bps
  - ROTCE by ~200 bps
  - Efficiency by ~400 bps
- TBVPS dilution of $1.43 or 7.7%

	No Revenue Synergies	With Revenue Synergies
Crossover Earnback	6.8 years	5.9 years

- IRR improves 150 – 200 bps with revenue synergies

[1]*Market data based on closing price as of July 18, 2018 and fully diluted shares.*
Note: Financial impacts and earnings estimates are for illustrative purposes only and are based on IBES consensus estimates.

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Merger integration update Board committee tasked with integration oversight and extensive senior management involved to ensure seamless integration Dedicated functional integration teams Best-of-blend approach with a “better together” mindset Inclusive communication between companies Focused on creating and sustaining long-term client and shareholder value Targeting 1Q19 closing and simultaneous conversion of almost all systems Expectation that core systems will migrate primarily to Fifth Third technology, which reduces complexity of the systems conversion Approach to integration Major accomplishments Town hall meetings with Fifth Third and MB employees on the day of announcement Ongoing customer listening sessions Re-confirmed expense synergies and identified significant revenue synergies Finalized anticipated critical business model and leadership teams Developed integrated plan to enable a 1Q19 closing and seamless conversion Holding Company and bank merger applications submitted to FRB and ODFI (state regulator) Initial S4 filed

Appendix

PPNR and efficiency ratio trends1 1NII and Efficiency ratio are on a fully-taxable equivalent basis; non-GAAP measures: See reconciliation on pages 25 and 26 of this presentation and use of non-GAAP measures on pages 31 and 32 of the earnings release; 2Prior quarters include similar adjustments PPNR reconciliation $ millions PPNR trend $ millions $1,563 Adjusted PPNR up 4% YoY driven by: NII growth primarily from higher short term rates Noninterest income growth driven by record corporate banking revenue Partially offset by increased compensation expense Adjusted PPNR up 13% vs. 1Q18 driven by: Higher NII primarily driven by market rates Corporate banking revenue growth Seasonally lower compensation related expense Efficiency ratio $862 $730

Strong liquidity profile

Unsecured debt maturities

$ millions – excl. Retail Brokered & Institutional CDs



$2,350[1]
$3,100
$2,150
$2,350
$1,200
$3,212
2018
2019
2020
2021
2022
2023 on
Fifth Third Bancorp
Fifth Third Bank
First Charter Capital Trust

[1] $600MM of senior bank notes matured in 1Q18; $500MM of Holding Company debt matured in 2Q18

Heavily core funded

As of 06/30/2018



Long-term debt 10%
Demand 23%
Equity 12%
Other liabilities 2%
Short term borrowings 2%
Non-core deposits 2%
Foreign Office 0%
Consumer time 3%
Savings/ MMDA 25%
Interest checking 21%

Holding company:

- Modified LCR of 116%
- Holding Company cash as of June 30, 2018: $3.2B
- Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~24 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
- The Holding Company issued $250MM of three-year senior notes in 2Q18
- $500MM of Holding Company long-term debt matured in 2Q18

Bank entity:

- The Bank did not issue any long-term debt in 2Q18
- Submitted notice in 2Q18 that $1.25B of senior bank notes will be redeemed in 3Q18
- Available and contingent borrowing capacity (2Q18):
  - FHLB ~$9.8B available, ~11.1B total
  - Federal Reserve ~$32.6B

2018 funding plans

- In 2018, Fifth Third expects to issue sufficient long-term debt to maintain its current ratings under the Moody's LGF methodology

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Balance sheet positioning

Investment portfolio

- 57% allocation to bullet/ locked-out cash flow securities
- Yield: 3.20%
- Effective duration of 5.2[5]
- Net unrealized pre-tax loss: $628MM
- 99% AFS



36%
46%
18%

Level 1	100% Fix | 0% Float
Level 2A	100% Fix | 0% Float
Non-HQLA/ Other	77% Fix | 23% Float

Commercial loans[1,2,3]

$13.1B fix | $42.8B float [1,2,3]

- 1ML based: 64%[6]
- 3ML based: 7%[6]
- Prime based: 4%[6]
- Weighted avg. life: 1.69 years



74%
12%
8%
6%

C&I	20% Fix | 80% Float
Coml. mortgage	23% Fix | 77% Float
Coml. construction	1% Fix | 99% Float
Coml. lease	100% Fix | 0% Float

Consumer loans[1]

$25.9B fix | $10.2B float [1]

- 1ML based: 2%[7]
- 12ML based: 2%[7]
- Prime based: 22%[7]
- Weighted avg. life: 3.41 years
  - Auto: 1.46 years



45%
25%
18%
6%
6%

Resi mtg.& construction	91% Fix | 9% Float
Auto	99% Fix | 1% Float
Home equity	8% Fix | 92% Float
Credit card	28% Fix | 72% Float
Other	56% Fix | 44% Float

Long-term debt[4]

$9.4B fix | $4.9B float [4]

- 1ML based: 0%[8]
- 3ML based: 30%[8]
- Weighted avg. life: 4.02 years



74%
19%
6%
1%

Senior debt	67% Fix | 33% Float
Sub debt	74% Fix | 26% Float
Auto securiz. proceeds	94% Fix | 6% Float
Other	66% Fix | 34% Float

Total interest earning assets ~$128B; $70 fix | $58 float

Data as of 6/30/18; [1]Includes HFS Loans & Leases; [2]Fifth Third had $4.15B 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed; [3]Fifth Third has $2B 1ML forward starting received-fix swaps outstanding against C&I loans effective after 6/1/2019, which are excluded from this analysis; [4]Fifth Third had $3.21B 3ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value; [5]Effective duration of the taxable available for sale portfolio; [6]As a percent of total commercial; [7]As a percent of total consumer; [8]As a percent of total long-term debt

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Interest rate risk management Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII sensitivity with demand deposit balance changes NII benefits from asset rate reset in rising rate environment: 58% of total loans are floating rate considering impacts of interest rate swaps (77% of total commercial and 28% of total consumer) Investment portfolio effective duration of 5.21 Short-term borrowings represent approximately 12% of total wholesale funding, or 2% of total funding Approximately $10 billion in non-core funding matures beyond one year Interest rate sensitivity tables are based on conservative deposit assumptions: 70% beta on all interest-bearing deposit and sweep balances (~50% betas experience in 2004 – 2006 Fed tightening cycle)2 No modeled re-pricing lag on deposits Modeled non-interest bearing commercial DDA runoff of approximately $1.0 billion (about 4%) for each 100 bps increase in rates over 2 years DDA runoff rolls into an interest-bearing product with a 100% beta 1 Effective duration of the taxable available for sale portfolio; 2Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve Note: data as of 6/30/18; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.

Mortgage banking results $ billions Mortgage banking net revenue $ billions Mortgage originations and gain-on-sale margin1 1Gain-on-sale margin represents gains on all loans originated for sale $2.1B in originations, up 35% sequentially and down 7% YoY; 73% purchase volume 2Q18 mortgage banking drivers: Origination fees and gain on sale revenue up $4MM sequentially Gain on sale margin down 23 bps sequentially Additional $4MM securities losses (not included in mortgage banking) Acquired $2BN servicing portfolio ($14BN since 2Q17)

NPL rollforward1 1Loan balances exclude nonaccrual loans HFS Commercial $ millions Consumer $ millions Total NPL $ millions

Credit trends Commercial & industrial $ millions Residential mortgage $ millions Commercial mortgage $ millions Commercial construction $ millions $ millions Home equity $ millions Automobile * Excludes loans HFS

Regulation G non-GAAP reconciliation See pages 31 and 32 of the earnings release for a discussion on the use of non-GAAP financial measures 1Pre-tax items: for 2Q18 and 1Q18 assumes a 21% tax rate, for 4Q17 and prior periods assumes at 35% tax rate HL to check #

Regulation G non-GAAP reconciliation See pages 31 and 32 of the earnings release for a discussion on the use of non-GAAP financial measures HL to check #